Exhibit 32.1

Certification Pursuant
To 18 U.S.C. 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Cyanotech Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Gerald R. Cysewski, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act (15 U.S.C. 78m or 78o (d)); and

2)              The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date:	August 12, 2003	/s/ Gerald R. Cysewski
Chairman of the Board of Directors, President and Chief Executive Officer